UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October  23, 2014

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of Principal Executive Offices, including zip code)

(315) 926-8100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Results of Operations and Financial Condition

On October 23, 2014, Seneca Foods Corporation (the "Corporation") issued a press release on its financial results for the second quarter and six months ended Septmber 27, 2014 furnished as Exhibit 99.1, attached hereto.

Item 9.01       Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1	Press Release dated October 23, 2014 announcing Seneca Foods Corporation's results of operations for second quarter and six months ended Septmber 27, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                    October 23, 2014

SENECA FOODS CORPORATION

By: /s/Jeffrey L. Van Riper
Jeffrey L. Van Riper
Controller and Secretary